UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2014

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

We previously filed a Form 8-K on July 8, 2014, reporting our acquisition of 46 single family homes located in the Jacksonville, Florida, metropolitan area. We are filing this Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Real Estate Acquired.

(b)    Pro Forma Financial Information.

Reven Housing Florida, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

BALANCE SHEET AND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

UNAUDITED PRO FORMA

STATEMENT OF OPERATIONS

July 7, 2014

Reven Housing Florida, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

TABLE OF CONTENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member

Reven Housing Florida, LLC

(A wholly-owned subsidiary of Reven Housing REIT, Inc.)

We have audited the accompanying balance sheet and the related notes of Reven Housing Florida, LLC (the “Company”), a wholly-owned subsidiary of Reven Housing REIT, Inc. (the “Registrant”), as of July 7, 2014. Reven Housing Florida, LLC’s management is responsible for the financial statement. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Reven Housing Florida, LLC as of July 7, 2014, in conformity with accounting principles generally accepted in the United States of America.

San Diego, California	/s/ PKF
August 14, 2014	PKF
Certified Public Accountants
A Professional Corporation

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Reven Housing Florida, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

Balance Sheet

July 7, 2014

ASSETS

Funds held in escrow	$280,652
Funds held by property managers	31,412
Land	470,000
Residential homes	2,681,254

Total assets	$3,463,318

LIABILITIES AND MEMBER'S EQUITY

Liabilities:
Accounts payable	$24,108
Accrued property taxes	30,809
Security deposits	31,412

Total liabilities	86,329

Commitment (Note 6)

Member's equity	3,376,989

Total liabilities and member's equity	$3,463,318

See Notes to the Balance Sheet.

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Reven Housing Florida, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

July 7, 2014

NOTE 1 – ORGANIZATION

Reven Housing Florida, LLC (the “Company”) is a Delaware single member limited liability company that engages in the acquisition and ownership of residential real estate properties throughout the state of Florida. The Company was formed on June 25, 2014 as a single member limited liability company. On July 7, 2014, Reven Housing Florida, LLC, a wholly-owned subsidiary of Reven Housing REIT, Inc. (the “Registrant”), completed the acquisition of 46 residential homes (the “Homes”), pursuant to a Purchase and Sale Agreement (“PSA”), dated May 5, 2014 with 7 different sellers. The acquired properties are part of a portfolio of 49 single family homes. The remaining 3 homes will be purchased from funds currently held by the escrow agent once leases are completed. The homes are primarily three bedroom, one and a half bath homes with an average size of 1,322 square feet and are located in the Jacksonville, Florida metropolitan area. Total consideration for the acquisition of the 46 homes was approximately $3,134,000, including closing costs, which has been funded primarily by cash contributed from the Registrant. An additional $82,265 was funded to escrow to be utilized by the seller for required repairs.
These escrow funds will be released to the seller and added to the acquisition costs as the repairs are completed.

NOTE 2 – BASIS OF ACCOUNTING

The accompanying balance sheet is presented in conformity with accounting principles generally accepted in the United States of America ("GAAP") and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.

An audited balance sheet is being presented as of the acquisition date, July 7, 2014. A statement of operations outlining the operations for the homes acquired is not presented because management was unable to obtain results of operations for the individual properties from the various sellers.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Property Acquisitions

The Company accounts for its acquisitions of real estate in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805, Accounting for Business Combinations, Goodwill, and Other Intangible Assets, which requires the purchase price of acquired properties be allocated to the acquired tangible assets and liabilities, consisting of land, building, and identified intangible assets, consisting of the value of above-market and below-market leases, the value of in-place leases, unamortized lease origination costs and security deposits, based in each case on their fair values and ASC 970, Real Estate Project Costs, which requires that pre-acquisition costs relating to the acquisition of property incurred before the property is acquired and are otherwise capitalizable should be capitalized.

The Company allocates the purchase price to tangible assets of an acquired property (which includes land and building) based on the estimated fair values of those tangible assets, assuming the property was vacant. Fair value for land and building is based on the purchase price for these properties.

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Reven Housing Florida, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

July 7, 2014

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property Acquisitions (Continued)

The Company also considers information obtained about each property as a result of its pre-acquisition due diligence, marketing and leasing activities in estimating the fair values of the tangible and intangible assets and liabilities acquired.

The total value allocable to intangible assets acquired, which consists of unamortized lease origination costs and in-place leases (including an above-market or below-market component of an acquired in-place lease), are allocated based on management’s evaluation of the specific characteristics of each tenant’s lease and the Company’s overall relationship with that respective tenant. Characteristics considered by management in allocating these values include the nature and extent of the existing business relationships with the tenant, growth prospects for developing new business with the tenant, the remaining term of the lease and the tenant’s credit quality, among other factors. As of July 7, 2014, management has determined that no value is required to be allocated to intangible assets, as the values are insignificant.

Residential Homes, net

Residential homes purchased by the Company are recorded at cost. The Homes are depreciated over the estimated useful lives using the straight-line method for financial reporting purposes. The estimated useful life for the residential homes is estimated to be 27.5 years.

Security Deposits

Security deposits represent amounts deposited by tenants at the inception of the lease. These amounts have been allocated from the purchase price of the Homes based on the signed lease agreements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the balance sheet date. Actual results could differ from those estimates.

NOTE 4 – PURCHASE PRICE ALLOCATION

In accordance with ASC 805, the Company allocated the purchase price of the individual properties based on estimated values in accordance with the due diligence and the specific agreed upon contract values. Additional closing costs have been allocated proportionally based on these values. The allocation of costs between land and improvements have been estimated based on approximate fair market and tax assessed values. Based on these estimates, the Company has allocated approximately $470,000 of the total acquisition costs to land values and $2,664,349 to the value of the homes and improvements.

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Reven Housing Florida, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

July 7, 2014

NOTE 4 – PURCHASE PRICE ALLOCATION (Continued)

The 46 Homes purchased were all leased to tenants upon acquisition. Of these leases, 37 are for terms of one year from lease execution and 9 are subject to month to month leases.

NOTE 5 – FUNDS HELD IN ESCROW

Per the PSA, the Company agreed to fund an escrow account for the purchase price of three properties which will be acquired from the applicable seller once acceptable lease agreements have been executed with tenants, and the properties are occupied. Amounts held in escrow for these deferred purchases totaled $198,387.

Additionally, $82,265 of the Company’s purchase funds were placed in escrow to be utilized for repairs to be made to the properties. These funds will be released to the sellers, upon completion of the repairs.

NOTE 6 – MEMBER’S EQUITY

The Company received capital contributions from the Registrant approximating $3,377,000.

NOTE 7 – COMMITMENT

The Company has entered into a property management agreement with Suncoast Property Management, LLC in which the Company will pay eight percent of gross rental receipts. Suncoast Property Management, LLC managed the properties previously and is a related entity to several of the selling entities.

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated subsequent events, as defined by FASB ASC 855, Subsequent Events, through the date that the balance sheet was available to be issued on August 14, 2014.

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Reven Housing Florida, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

PRO FORMA STATEMENT OF OPERATIONS (Unaudited)

For the Year Ending December 31, 2014

On July 7, 2014, Reven Housing Florida, LLC, a wholly-owned subsidiary of Reven Housing REIT, Inc. (the “Registrant”), completed the acquisition of 46 residential homes (the “Homes”), pursuant to a Purchase and Sale Agreement (“PSA”), dated May 5, 2014 with 7 different sellers. Total consideration for the acquisition of the 46 homes was approximately $3,134,000, including closing costs, which was paid in cash. An additional $82,265 was funded to escrow to be utilized by the seller for required repairs. These escrow funds will be released to the seller and added to the acquisition costs as the repairs are completed.

The homes are primarily three bedroom, one and a half bath homes with an average size of 1,322 square feet and are located in the Jacksonville, Florida metropolitan area. The Homes were all leased to tenants upon acquisition. Of these leases, 37 are for terms of one year from lease execution and 9 are subject to month to month leases.

Reven Housing Florida, LLC is a Delaware single member limited liability company that engages in the acquisition and ownership of residential real estate properties throughout the state of Florida.

The following unaudited pro forma statement of operations for the year ending December 31, 2014 has been prepared to give effect to the acquisition of the Homes as if the acquisition occurred on January 1, 2014. The following unaudited pro forma financial information is provided for informational purposes only. The unaudited pro forma financial information does not purport to project the future financial position or operating results of the Company. The pro forma financial statement contains the assumptions described below.

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Reven Housing Florida, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

PRO FORMA STATEMENT OF OPERATIONS (Unaudited)

For the Year Ending December 31, 2014

Revenues:
Rental income	$493,526	{a}
Less: Vacancy and credit losses	(49,352)	{b}

Net revenues	444,174

Operating Expenses:
Repairs and maintenance	39,482	{c}
Property and liability insurance	29,900	{d}
Property management fees	35,534	{e}
Property taxes	50,662	{f}
Leasing and turnover costs	26,639	{g}
HOA and other	4,935

Total operating expenses	187,152

Net operating income	257,022

Depreciation expense	97,500	{h}

Net operating income after depreciation	$159,522

Assumptions:

{a} Rental income consists primarily of base rent. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2014.

{b} Vacancy and credit loss is estimated based on the national average of vacancy percentage of rental homes multiplied by management’s estimated length of vacancy.

{c} Repairs and maintenance expense is estimated based on 8% of gross rental income

{d} Property and liability insurance expense is based on actual premiums paid per home which was approximately $650 per property.

{e} Property management fees are calculated based on an 8% property management fee per the property management agreement.

{f}   Property tax expense is based on property tax assessments for the 2013 tax year.

{g}  Leasing and turnover costs include estimated leasing commissions and move out repairs based on approximately 33% of the homes being released during the year.

{h}  Depreciation expense is calculated using the straight-line method based on the purchase price allocated to each Residential home over an estimated 27.5 year life.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: August 19, 2014	/s/ Chad M. Carpenter
Name: Chad M. Carpenter
Title: Chief Executive Officer